                                                             ARTHUR ANDERSEN LLP



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-50465 for Hartford Life and Annuity Insurance Company Putnam Capital Manager Trust Separate Account Two on
Form N-4.



                                                         /s/ Arthur Andersen LLP
Hartford, Connecticut
April 7, 2000